                                                                   EXHIBIT 20.24



                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                         MONTHLY SERVICER'S CERTIFICATE




          Accounting Date:                                        March 31, 2000
                                                  ------------------------------
          Determination Date                                       April 7, 2000
                                                  ------------------------------
          Distribution Date:                                      April 17, 2000
                                                  ------------------------------
          Monthly Period Ending:                                  March 31, 2000
                                                  ------------------------------


          This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

          Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


     I.   Collection Account Summary

          Available Funds:
                         Payments Received                                                      $14,919,620.20
                         Liquidation Proceeds (excluding Purchase Amounts)                       $1,333,103.12
                         Current Monthly Advances                                                   198,148.64
                         Amount of withdrawal, if any, from the Spread Account                           $0.00
                         Monthly Advance Recoveries                                                (283,345.70)
                         Purchase Amounts-Warranty and Administrative Receivables                        $0.00
                         Purchase Amounts - Liquidated Receivables                                       $0.00
                         Income from investment of funds in Trust Accounts                          $64,390.89
                                                                                               ----------------
          Total Available Funds                                                                                     $16,231,917.15
                                                                                                                   ================

          Amounts Payable on Distribution Date:
                         Reimbursement of Monthly Advances                                               $0.00
                         Backup Servicer Fee                                                             $0.00
                         Basic Servicing Fee                                                       $311,027.29
                         Trustee and other fees                                                          $0.00
                         Class A-1 Interest Distributable Amount                                         $0.00
                         Class A-2 Interest Distributable Amount                                         $0.00
                         Class A-3 Interest Distributable Amount                                    $66,334.35
                         Class A-4 Interest Distributable Amount                                   $988,125.00
                         Class A-5 Interest Distributable Amount                                   $545,014.58
                         Noteholders' Principal Distributable Amount                            $14,178,713.19
                         Amounts owing and not paid to Security Insurer under
                                          Insurance Agreement                                            $0.00
                         Supplemental Servicing Fees (not otherwise paid to Servicer)                    $0.00
                         Spread Account Deposit                                                    $142,702.74
                                                                                               ----------------
          Total Amounts Payable on Distribution Date                                                                $16,231,917.15
                                                                                                                   ================

                                 Page 1 (1997-C)

     II.  Available Funds

          Collected Funds (see V)

                                       Payments Received                                        $14,919,620.20
                                       Liquidation Proceeds (excluding Purchase Amounts)        $ 1,333,103.12      $16,252,723.32
                                                                                               ----------------
          Purchase Amounts                                                                                                   $0.00

          Monthly Advances
                                       Monthly Advances - current Monthly Period (net)             ($85,197.06)
                                       Monthly Advances - Outstanding Monthly
                                          Advances not otherwise reimbursed to the
                                          Servicer                                                       $0.00         ($85,197.06)
                                                                                               ----------------

          Income from investment of funds in Trust Accounts                                                             $64,390.89
                                                                                                                   ----------------
          Available Funds                                                                                           $16,231,917.15
                                                                                                                   ================

     III. Amounts Payable on Distribution Date

          (i)(a)    Taxes due and unpaid with respect to the Trust (not otherwise paid
                    by OFL or the Servicer)                                                                                  $0.00

          (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

          (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                          $0.00

          (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the
                    Servicer):
                                       Owner Trustee                                                     $0.00
                                       Administrator                                                     $0.00
                                       Indenture Trustee                                                 $0.00
                                       Indenture Collateral Agent                                        $0.00
                                       Lockbox Bank                                                      $0.00
                                       Custodian                                                         $0.00
                                       Backup Servicer                                                   $0.00
                                       Collateral Agent                                                  $0.00               $0.00
                                                                                               ----------------
          (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                               $311,027.29

          (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

          (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                    reimbursed to Servicer)                                                                                  $0.00

          (iv)      Class A-1 Interest Distributable Amount                                                                  $0.00
                    Class A-2 Interest Distributable Amount                                                                  $0.00
                    Class A-3 Interest Distributable Amount                                                             $66,334.35
                    Class A-4 Interest Distributable Amount                                                            $988,125.00
                    Class A-5 Interest Distributable Amount                                                            $545,014.58

          (v)       Noteholders' Principal Distributable Amount
                                       Payable to Class A-1 Noteholders                                                      $0.00
                                       Payable to Class A-2 Noteholders                                             $14,178,713.19
                                       Payable to Class A-3 Noteholders                                                      $0.00
                                       Payable to Class A-4 Noteholders                                                      $0.00
                                       Payable to Class A-5 Noteholders                                                      $0.00


          (vii)     Unpaid principal balance of the Class A-1 Notes after
                    deposit to the Note Distribution Account of any funds
                    in the Class A-1 Holdback Subaccount (applies only on
                    the Class A-1 Final Scheduled Distribution Date)                                                         $0.00

          (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                                 $0.00
                                                                                                                   ----------------

                    Total amounts payable on Distribution Date                                                      $16,089,214.41
                                                                                                                   ================

                                 Page 2 (1997-C)

     IV.  Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
          and Class A-1 Maturity Shortfall

          Spread Account deposit:

                         Amount of excess, if any, of Available Funds over total amounts
                         payable (or amount of such excess up to the Spread Account Maximum Amount)                    $142,702.74

          Reserve Account Withdrawal on any Determination Date:

                         Amount of excess, if any, of total amounts payable over Available Funds
                         (excluding amounts payable under item (vii) of Section III)                                         $0.00

                         Amount available for withdrawal from the Reserve Account (excluding the
                         Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                         (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                         of Subsequent Receivables)                                                                          $0.00

                         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                         Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                         Amount of withdrawal, if any, from the Reserve Account                                              $0.00

          Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
          Date:

                         Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                         of Section III                                                                                      $0.00

                         Amount available in the Class A-1 Holdback Subaccount                                               $0.00

                         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                         of Section III) shall be withdrawn by the Indenture Trustee from the Class
                         A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                         Account for payment to the Class A-1 Noteholders)

                         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                $0.00

          Deficiency Claim Amount:

                         Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                         Available Funds                                                                                     $0.00

                         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                         III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

          Pre-Funding Account Shortfall:

                         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                         Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                         Amount, the Class A-4 Prepayment Amount, and the Class A-5 Prepayment Amount
                         over (b) the amount on deposit in the Pre-Funding Account                                           $0.00

          Class A-1 Maturity Shortfall:

                         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                         Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v)
                         and (vii) of Section III or pursuant to a withdrawal from the Class A-1
                         Holdback Subaccount.                                                                                $0.00

          (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
          Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
          Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
          the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall
          or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-C)

     V.   Collected Funds

          Payments Received:
                         Supplemental Servicing Fees                                                     $0.00
                         Amount allocable to interest                                             3,939,095.62
                         Amount allocable to principal                                           10,980,524.58
                         Amount allocable to Insurance Add-On Amounts                                    $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed to the
                            Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                               ----------------
          Total Payments Received                                                                                   $14,919,620.20

          Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables             1,380,492.13

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated
                            Receivables                                                             (47,389.01)
                                                                                               ----------------

          Net Liquidation Proceeds                                                                                   $1,333,103.12

          Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                     $0.00
                         Amount allocable to interest                                                    $0.00
                         Amount allocable to principal                                                   $0.00
                         Amount allocable to Insurance Add-On Amounts                                    $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)                  $0.00               $0.00
                                                                                               ----------------    ----------------

          Total Collected Funds                                                                                     $16,252,723.32
                                                                                                                   ================

     VI.  Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                            $0.00
                         Amount allocable to interest                                                    $0.00
                         Amount allocable to principal                                                   $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)                  $0.00

          Purchase Amounts - Administrative Receivables                                                                      $0.00
                         Amount allocable to interest                                                    $0.00
                         Amount allocable to principal                                                   $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)                  $0.00
                                                                                               ----------------

          Total Purchase Amounts                                                                                             $0.00
                                                                                                                   ================

     VII. Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                                 $541,545.70

          Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                          ($283,345.70)
                         Liquidation Proceeds                                                            $0.00
                         Purchase Amounts - Warranty Receivables                                         $0.00
                         Purchase Amounts - Administrative Receivables                                   $0.00
                                                                                               ----------------

          Outstanding Monthly Advances to be netted against Monthly
             Advances for the current Monthly Period                                                                  ($283,345.70)

          Outstanding Monthly Advances to be reimbursed out of
             Available Funds on the Distribution Date                                                                 ($283,345.70)

          Remaining Outstanding Monthly Advances                                                                       $258,200.00

          Monthly Advances - current Monthly Period                                                                    $198,148.64
                                                                                                                   ----------------

          Outstanding Monthly Advances - immediately following the Distribution Date                                   $456,348.64
                                                                                                                   ================

                                 Page 4 (1997-C)

    VIII. Calculation of Interest and Principal Payments

          A.   Calculation of Principal Distribution Amount

                    Payments received allocable to principal                                                        $10,980,524.58
                    Aggregate of Principal Balances as of the Accounting Date of all
                       Receivables that became Liquidated Receivables
                       during the Monthly Period                                                                     $3,198,188.61
                    Purchase Amounts - Warranty Receivables allocable to principal                                           $0.00
                    Purchase Amounts - Administrative Receivables allocable to principal                                     $0.00
                    Amounts withdrawn from the Pre-Funding Account                                                           $0.00
                    Cram Down Losses                                                                                         $0.00
                                                                                                                   ---------------

                    Principal Distribution Amount                                                                   $14,178,713.19
                                                                                                                   ================

          B.   Calculation of Class A-1 Interest Distributable Amount

                    Class A-1 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-1 Noteholders on such Distribution Date)                  $0.00

                    Multiplied by the Class A-1 Interest Rate                                            5.650%

                    Multiplied by actual days in the period, or in the case of the first
                       Distribution Date, by 27/360                                                 0.08611111               $0.00
                                                                                               ----------------
                    Plus any unpaid Class A-1 Interest Carryover Shortfall                                                   $0.00
                                                                                                                   ---------------

                    Class A-1 Interest Distributable Amount                                                                  $0.00
                                                                                                                   ================

          C.   Calculation of Class A-2 Interest Distributable Amount

                    Class A-2 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-2 Noteholders on such Distribution Date)                  $0.00

                    Multiplied by the Class A-2 Interest Rate                                            6.050%

                    Multiplied by 1/12 or, in the case of the first Distribution
                       Date, by 27/360                                                              0.08333333               $0.00
                                                                                               ----------------
                    Plus any unpaid Class A-2 Interest Carryover Shortfall                                                   $0.00
                                                                                                                   ----------------

                    Class A-2 Interest Distributable Amount                                                                  $0.00
                                                                                                                   ================

          D.   Calculation of Class A-3 Interest Distributable Amount

                    Class A-3 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-3 Noteholders on such Distribution Date)         $12,736,195.31

                    Multiplied by the Class A-3 Interest Rate                                            6.250%

                    Multiplied by 1/12 or, in the case of the first Distribution
                       Date, by 27/360                                                              0.08333333          $66,334.35
                                                                                               ----------------
                    Plus any unpaid Class A-3 Interest Carryover Shortfall                                                   $0.00
                                                                                                                   ----------------

                    Class A-3 Interest Distributable Amount                                                             $66,334.35
                                                                                                                   ================

          E.   Calculation of Class A-4 Interest Distributable Amount

                    Class A-4 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-4 Noteholders on such Distribution Date)        $186,000,000.00

                    Multiplied by the Class A-4 Interest Rate                                            6.375%

                    Multiplied by 1/12 or, in the case of the first Distribution
                       Date, by 27/360                                                              0.08333333         $988,125.00
                                                                                               ----------------
                    Plus any unpaid Class A-4 Interest Carryover Shortfall                                                   $0.00
                                                                                                                   ----------------

                    Class A-4 Interest Distributable Amount                                                            $988,125.00
                                                                                                                   ================

                                 Page 5 (1997-C)

          F.   Calculation of Class A-5 Interest Distributable Amount

                    Class A-5 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-5 Noteholders on such Distribution Date)         $99,850,000.00

                    Multiplied by the Class A-5 Interest Rate                                            6.550%

                    Multiplied by 1/12 or, in the case of the first Distribution
                       Date, by 27/360                                                              0.08333333         $545,014.58
                                                                                               ----------------
                    Plus any unpaid Class A-5 Interest Carryover Shortfall                                                   $0.00
                                                                                                                   ----------------

                    Class A-5 Interest Distributable Amount                                                            $545,014.58
                                                                                                                   ================


          G.   Calculation of Noteholders' Interest Distributable Amount

                    Class A-1 Interest Distributable Amount                                              $0.00
                    Class A-2 Interest Distributable Amount                                              $0.00
                    Class A-3 Interest Distributable Amount                                         $66,334.35
                    Class A-4 Interest Distributable Amount                                        $988,125.00
                    Class A-5 Interest Distributable Amount                                        $545,014.58

                    Noteholders' Interest Distributable Amount                                                       $1,599,473.93
                                                                                                                   ================

          H.   Calculation of Noteholders' Principal Distributable Amount:

                    Noteholders' Monthly Principal Distributable Amount:

                    Principal Distribution Amount                                               $14,178,713.19

                    Multiplied by Noteholders' Percentage ((i) for each Distribution
                       Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal
                       balance of the Class A-2 Notes over the Aggregate Principal
                       Balance (plus any funds remaining on deposit in the Pre-Funding
                       Account) as of the Accounting Date for the preceding
                       Distribution Date minus that portion of the Principal
                       Distribution Amount applied to retire the Class A-1 Notes and
                       (iii) for each Distribution Date thereafter, outstanding
                       principal balance of the Class A-2 Notes on the Determination
                       Date over the Aggregate Principal Balance (plus any funds
                       remaining on deposit in the Pre-Funding Account) as of the
                       Accounting Date for the preceding Distribution Date)                             100.00%     $14,178,713.19
                                                                                               ----------------
                    Unpaid Noteholders' Principal Carryover Shortfall                                                        $0.00
                                                                                                                   ----------------

                    Noteholders' Principal Distributable Amount                                                     $14,178,713.19
                                                                                                                   ================

          I.   Application of Noteholders' Principal Distribution Amount:

                    Amount of Noteholders' Principal Distributable Amount payable to
                    Class A-1 Notes (equal to entire Noteholders' Principal
                    Distributable Amount until the principal balance
                    of the Class A-1 Notes is reduced to zero)                                                               $0.00
                                                                                                                   ================

                    Amount of Noteholders' Principal Distributable Amount payable to
                    Class A-2 Notes (no portion of the Noteholders' Principal
                    Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
                    thereafter, equal to the entire Noteholders' Principal Distributable Amount)                    $14,178,713.19
                                                                                                                   ================

                                 Page 6 (1997-C)

     IX.  Pre-Funding Account


          A.  Withdrawals from Pre-Funding Account:

          Amount on deposit in the Pre-Funding Account as of the preceding
             Distribution Date or, in the case of the first Distribution
             Date, as of the Closing Date                                                                                    $0.00
                                                                                                                   ----------------
                                                                                                                             $0.00
                                                                                                                   ================

          Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
             Subsequent Transfer Date (an amount equal to (a) $0 (the
             aggregate Principal Balance of Subsequent Receivables
             transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
             giving effect to transfer of Subsequent Receivables over (ii) $0))                                              $0.00

          Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
             Pre-Funding Account has been reduced to $100,000 or less as of
             the Distribution Date (see B below)                                                                             $0.00
                                                                                                                   ----------------

          Amount remaining on deposit in the Pre-Funding Account after
             Distribution Date
                                                                                                         $0.00
                                                                                               ----------------
                                                                                                                             $0.00
                                                                                                                   ================

          B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

          Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution
             Date on or immediately preceding the end of the Funding Period
             (December 1997 Distribution Date) or the Pre-Funded Amount
             being reduced to $100,000 or less on any Distribution Date                                                      $0.00

          Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
             pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
             as of the Distribution Date)                                                                                    $0.00

          Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
             pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
             as of the Distribution Date)                                                                                    $0.00

          Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
             pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
             as of the Distribution Date)                                                                                    $0.00

          Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
             pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
             as of the Distribution Date)                                                                                    $0.00

          Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders'
             pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
             as of the Distribution Date)                                                                                    $0.00

          C.  Prepayment Premiums:

          Class A-1 Prepayment Premium                                                                                       $0.00
          Class A-2 Prepayment Premium                                                                                       $0.00
          Class A-3 Prepayment Premium                                                                                       $0.00
          Class A-4 Prepayment Premium                                                                                       $0.00
          Class A-5 Prepayment Premium                                                                                       $0.00

                                 Page 7 (1997-C)

     X.   Reserve Account

          Requisite Reserve Amount:

          Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
             Notes, Class A-5 Notes,

                         Product of (x) 6.19% (weighted average interest of Class A-1 Interest Rate,
                         Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                         Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and
                         A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the August 1997
                         Distribution Date))                                                                                 $0.00

                         Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded
                         Amount on such Distribution Date) and (z) 0 (the number of days until the
                         December 1997 Distribution Date)                                                                    $0.00
                                                                                                                   ----------------

          Requisite Reserve Amount                                                                                           $0.00
                                                                                                                   ================

          Amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) as of the preceding Distribution Date or,
             in the case of the first Distribution Date, as of the Closing Date                                              $0.00

          Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
             A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts
             withdrawn from the Pre-Funding Account in respect of transfers
             of Subsequent Receivables)                                                                                      $0.00

          Less: the excess, if any, of the amount on deposit in the Reserve
             Account (other than the Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve
             Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
             Indenture Trustee from amounts withdrawn from the Pre-Funding
             Account in respect of transfers of Subsequent Receivables)                                                      $0.00

          Less: withdrawals from the Reserve Account (other than the Class
             A-1 Holdback Subaccount) to cover the excess, if any, of total
             amount payable over Available Funds (see IV above)                                                              $0.00
                                                                                                                   ----------------
          Amount remaining on deposit in the Reserve Account (other than the
             Class A-1 Holdback Subaccount) after the Distribution Date                                                      $0.00
                                                                                                                   ================

     XI.  Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution Date or the
             Closing Date, as applicable,                                                                                    $0.00

          Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5%
             of the amount, if any, by which $0 (the Target Original Pool
             Balance set forth in the Sale and Servicing Agreement) is
             greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
             Date or on a Subsequent Transfer Date preceding the Distribution Date))                                         $0.00

          Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
             to cover a Class A-1 Maturity Shortfall (see IV above)                                                          $0.00

          Less withdrawal, if any, of amount remaining in the Class A-1
             Holdback Subaccount on the Class A-1 Final Scheduled Maturity
             Date after giving effect to any payment out of the Class A-1
             Holdback Subaccount to cover a Class A-1 Maturity Shortfall
             (amount of withdrawal to be released by the Indenture Trustee)                                                  $0.00
                                                                                                                   ----------------

          Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                                   ================

                                 Page 8 (1997-C)

     XII. Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the
             Monthly Period                                                $298,586,195.31
          Multiplied by Basic Servicing Fee Rate                                      1.25%
          Multiplied by months per year                                          0.0833333
                                                                           ----------------
          Basic Servicing Fee                                                                      $311,027.29

          Less: Backup Servicer Fees (annual rate of 1 bp)                                               $0.00

          Supplemental Servicing Fees                                                                    $0.00
                                                                                               ----------------
          Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $311,027.29
                                                                                                                   ================

    XIII. Information for Preparation of Statements to Noteholders

          a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                              Class A-1 Notes                                                                                $0.00
                              Class A-2 Notes                                                                                $0.00
                              Class A-3 Notes                                                                       $12,736,195.31
                              Class A-4 Notes                                                                      $186,000,000.00
                              Class A-5 Notes                                                                       $99,850,000.00

          b.   Amount distributed to Noteholders allocable to principal
                              Class A-1 Notes                                                                                $0.00
                              Class A-2 Notes                                                                                $0.00
                              Class A-3 Notes                                                                       $12,736,195.31
                              Class A-4 Notes                                                                        $1,442,517.88
                              Class A-5 Notes                                                                                $0.00

          c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                              Class A-1 Notes                                                                                $0.00
                              Class A-2 Notes                                                                                $0.00
                              Class A-3 Notes                                                                                $0.00
                              Class A-4 Notes                                                                      $184,557,482.12
                              Class A-5 Notes                                                                       $99,850,000.00

          d.   Interest distributed to Noteholders
                              Class A-1 Notes                                                                                $0.00
                              Class A-2 Notes                                                                                $0.00
                              Class A-3 Notes                                                                           $66,334.35
                              Class A-4 Notes                                                                          $988,125.00
                              Class A-5 Notes                                                                          $545,014.58

          e.   1.   Class A-1 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00
               2.   Class A-2 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00
               3.   Class A-3 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00
               4.   Class A-4 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00
               5.   Class A-5 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00

          f.   Amount distributed payable out of amounts withdrawn from or pursuant to:
               1.   Reserve Account                                                                      $0.00
               2.   Class A-1 Holdback Subaccount                                                        $0.00
               3.   Claim on the Note Policy                                                             $0.00

          g.   Remaining Pre-Funded Amount                                                                                   $0.00

          h.   Remaining Reserve Amount                                                                                      $0.00

          i.   Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

          j.   Prepayment amounts
                              Class A-1 Prepayment Amount                                                                    $0.00
                              Class A-2 Prepayment Amount                                                                    $0.00
                              Class A-3 Prepayment Amount                                                                    $0.00
                              Class A-4 Prepayment Amount                                                                    $0.00
                              Class A-5 Prepayment Amount                                                                    $0.00

          k.   Prepayment Premiums
                              Class A-1 Prepayment Premium                                                                   $0.00
                              Class A-2 Prepayment Premium                                                                   $0.00
                              Class A-3 Prepayment Premium                                                                   $0.00
                              Class A-4 Prepayment Premium                                                                   $0.00
                              Class A-5 Prepayment Premium                                                                   $0.00

          l.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
                  if any, paid by the Trustee on behalf of the Trust                                                   $311,027.29

          m.   Note Pool Factors (after giving effect to distributions on the
                  Distribution Date)
                              Class A-1 Notes                                                                           0.00000000
                              Class A-2 Notes                                                                           0.00000000
                              Class A-3 Notes                                                                           0.00000000
                              Class A-4 Notes                                                                           0.99224453
                              Class A-5 Notes                                                                           1.00000000

                                 Page 9 (1997-C)

     XVI. Pool Balance and Aggregate Principal Balance

                         Original Pool Balance at beginning of Monthly Period                                      $774,999,997.81
                         Subsequent Receivables                                                                              $0.00
                                                                                                                   ----------------
                         Original Pool Balance at end of Monthly Period                                            $774,999,997.81
                                                                                                                   ================

                         Aggregate Principal Balance as of preceding Accounting Date                               $298,586,195.31
                         Aggregate Principal Balance as of current Accounting Date                                 $284,407,482.12

          Monthly Period Liquidated Receivables                                 Monthly Period Administrative Receivables

                          Loan #                   Amount                                      Loan #                   Amount
                          ------               --------------                                  ------               --------------
                    see attached listing        3,198,188.61                              see attached listing                   -
                                                                                                                             $0.00
                                                                                                                             $0.00
                                               --------------                                                        --------------
                                               $3,198,188.61                                                                 $0.00
                                               ==============                                                        ==============

   XVIII. Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all or
             any portion of a Scheduled Payment as of the Accounting Date                        17,388,943.72

          Aggregate Principal Balance as of the Accounting Date                                $284,407,482.12
                                                                                               ----------------

          Delinquency Ratio                                                                                             6.11409503%
                                                                                                                   ================


          IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                          --------------------------------------

                                       Name:  Scott R. Fjellman
                                              ----------------------------------
                                       Title: Vice President/Securitization
                                              ----------------------------------



                                Page 10 (1997-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING MARCH 31, 2000



     I.   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                 $775,000,000.00

                         AGE OF POOL (IN MONTHS)                                        31

     II.  Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all
             or any portion of a Scheduled Payment as of the Accounting Date                    $17,388,943.72

          Aggregate Principal Balance as of the Accounting Date                                $284,407,482.12
                                                                                               ----------------

          Delinquency Ratio                                                                                             6.11409503%
                                                                                                                   ================

     III. Average Delinquency Ratio

          Delinquency ratio - current Determination Date                                            6.11409503%

          Delinquency ratio - preceding Determination Date                                          6.78674193%

          Delinquency ratio - second preceding Determination Date                                   8.18172517%
                                                                                               ----------------

          Average Delinquency Ratio                                                                                     7.02752071%
                                                                                                                   ================


     IV.  Default Rate

          Cumulative balance of defaults as of the preceding Accounting Date                                       $101,845,313.32

                  Add:   Sum of Principal Balances (as of the Accounting
                            Date) of Receivables that became Liquidated
                            Receivables during the Monthly Period or that
                            became Purchased Receivables during Monthly Period
                            (if delinquent more than 30 days with respect to
                            any portion of a Scheduled Payment at time of purchase)                                  $3,198,188.61
                                                                                                                   ----------------

          Cumulative balance of defaults as of the current Accounting Date                                         $105,043,501.93

                         Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                             5,135,774.88

                                             Percentage of 90+ day delinquencies
                                                applied to defaults                                     100.00%      $5,135,774.88
                                                                                               ----------------    ----------------

          Cumulative balance of defaults and 90+ day delinquencies as of
             the current Accounting Date                                                                           $110,179,276.81
                                                                                                                   ================

     V.   Cumulative Default Rate as a % of Original Principal Balance

          Cumulative Default Rate - current Determination Date                                      14.2166809%

          Cumulative Default Rate - preceding Determination Date                                    13.8971832%

          Cumulative Default Rate - second preceding Determination Date                             13.6339887%

                                 Page 1 (1997-C)

     VI.  Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                                 $50,543,767.05

          Add:           Aggregate of Principal Balances as of the
                            Accounting Date (plus accrued and unpaid interest
                            thereon to the end of the Monthly Period) of all
                            Receivables that became Liquidated Receivables or
                            that became Purchased Receivables and that were
                            delinquent more than 30 days with respect to any
                            portion of a Scheduled Payment as of the
                            Accounting Date                                                      $3,198,188.61
                                                                                               ----------------

                         Liquidation Proceeds received by the Trust                             ($1,333,103.12)      $1,865,085.49
                                                                                               ----------------    ----------------

          Cumulative net losses as of the current Accounting Date                                                   $52,408,852.54

                         Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                            $5,135,774.88

                                             Percentage of 90+ day delinquencies
                                                applied to losses                                        40.00%      $2,054,309.95
                                                                                               ----------------    ----------------

          Cumulative net losses and 90+ day delinquencies as of the current
             Accounting Date                                                                                        $54,463,162.49
                                                                                                                   ================

     VII. Cumulative Net Loss Rate as a % of Original Principal Balance

          Cumulative Net Loss Rate - current Determination Date                                                          7.0275048%

          Cumulative Net Loss Rate - preceding Determination Date                                                        6.8241174%

          Cumulative Net Loss Rate - second preceding Determination Date                                                 6.6258777%

    VIII. Classic/Premier Loan Detail
                                                                               Classic             Premier              Total
                                                                           ----------------    ----------------    ----------------
          Aggregate Loan Balance, Beginning                                 182,637,529.52     $115,948,665.79     $298,586,195.31
             Subsequent deliveries of Receivables                                    $0.00                0.00                0.00
             Prepayments                                                     (2,499,319.13)      (1,773,705.55)      (4,273,024.68)
             Normal loan payments                                            (3,838,299.35)      (2,869,200.55)      (6,707,499.90)
             Defaulted Receivables                                           (2,112,313.74)      (1,085,874.87)      (3,198,188.61)
             Administrative and Warranty Receivables                                  0.00                                    0.00
                                                                           ----------------    ----------------    ----------------
          Aggregate Loan Balance, Ending                                   $174,187,597.30     $110,219,884.82     $284,407,482.12
                                                                           ================    ================    ================
          Delinquencies                                                     $12,444,233.67        4,944,710.05      $17,388,943.72
          Recoveries                                                           $889,923.66         $443,179.46       $1,333,103.12
          Net Losses                                                          1,222,390.08          642,695.41       $1,865,085.49

    VIII. Other Information Provided to FSA

          A.   Credit Enhancement Fee information:

               Aggregate Principal Balance as of the Accounting Date                           $284,407,482.12
               Multiplied by: Credit Enhancement Fee (25 bp's) * (30/360)                               0.0208%
                                                                                               ----------------
                              Amount due for current period                                                             $59,251.56
                                                                                                                   ================

          B.   Dollar amount of loans that prepaid during the Monthly Period                                         $4,273,024.68
                                                                                                                   ================

               Percentage of loans that prepaid during the Monthly Period                                               1.50243047%
                                                                                                                   ================

                                 Page 2 (1997-C)

     IX.  Spread Account Information                                                                  $                   %

          Beginning Balance                                                                     $15,901,033.67          5.59093367%

          Deposit to the Spread Account                                                            $142,702.74          0.05017545%
          Spread Account Additional Deposit                                                      $1,000,000.00          0.35160819%
          Withdrawal from the Spread Account                                                        ($3,981.24)        -0.00139984%
          Disbursements of Excess                                                               ($1,209,262.52)        -0.42518661%
          Interest earnings on Spread Account                                                       $78,031.10          0.02743637%
                                                                                               ----------------    ----------------

          Sub-Total                                                                             $15,908,523.75          5.59356724%
          Spread Account Recourse Reduction Amount                                               $4,000,000.00          1.40643276%
                                                                                               ----------------    ----------------
          Ending Balance                                                                        $19,908,523.75          7.00000000%
                                                                                               ================    ================

          Specified Balance pursuant to Section 3.03 of the
             Spread Account Agreement among Olympic Financial Ltd.,
             Arcadia Receivables Finance Corp., Financial Security
             Assurance Inc. and Norwest Bank Minnesota, National Association                    $19,908,523.75          7.00000000%
                                                                                               ================    ================

     X.   Trigger Events

          Cumulative Loss and Default Triggers as of September 1, 1997

                                    Loss                       Default                     Loss Event                Default Event
          Month                  Performance                 Performance                   of Default                  of Default
          -------------------------------------------------------------------------------------------------------------------------
             3                      1.09%                        2.21%                        1.34%                        2.60%
             6                      2.17%                        4.41%                       24.20%                        5.19%
             9                      3.14%                        6.39%                        3.39%                        7.52%
            12                      4.01%                        8.17%                        4.26%                        9.60%
            15                      5.16%                       10.52%                        5.41%                       12.36%
            18                      6.21%                       12.66%                        6.46%                       14.88%
            21                      7.13%                       14.53%                        7.38%                       17.07%
            24                      7.92%                       16.14%                        8.17%                       18.97%
            27                      8.34%                       17.00%                        8.59%                       19.97%
            30                      8.68%                       17.68%                        8.93%                       20.77%
            33                      8.97%                       18.27%                        9.22%                       21.47%
            36                      9.22%                       18.78%                        9.47%                       22.08%
            39                      9.34%                       19.03%                        9.59%                       22.37%
            42                      9.44%                       19.22%                        9.69%                       22.59%
            45                      9.51%                       19.39%                        9.76%                       22.78%
            48                      9.58%                       19.53%                        9.83%                       22.94%
            51                      9.64%                       19.63%                        9.89%                       23.07%
            54                      9.68%                       19.72%                        9.93%                       23.18%
            57                      9.72%                       19.79%                        9.97%                       23.26%
            60                      9.74%                       19.85%                        9.99%                       23.32%
            63                      9.75%                       19.88%                       10.00%                       23.36%
            66                      9.77%                       19.90%                       10.02%                       23.39%
            69                      9.78%                       19.91%                       10.03%                       23.40%
            72                      9.78%                       19.92%                       10.03%                       23.41%
          -------------------------------------------------------------------------------------------------------------------------

          Average Delinquency Ratio equal to or greater than 6.19%                             Yes___X_____        No________

          Cumulative Default Rate (see above table)                                            Yes________         No___X_____

          Cumulative Net Loss Rate (see above table)                                           Yes________         No___X_____

          Trigger Event that occurred as of a prior Determination Date
             is Deemed Cured as of current Determination Date                                  Yes________         No___X_____

     XI.  Insurance Agreement Events of Default

          To the knowledge of the Servicer, an Insurance Agreement
             Event of Default has occurred                                                     Yes________         No___X_____

          To the knowledge of the Servicer, a Capture Event has occurred and be continuing     Yes________         No___X_____

          To the knowledge of the Servicer, a prior Capture Event has been cured by
             a permanent waiver                                                                Yes________         No___X_____

               IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                          --------------------------------------

                                       Name:  Scott R. Fjellman
                                              ----------------------------------
                                       Title: Vice President/Securitization
                                              ----------------------------------


                                 Page 3 (1997-C)